UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 11, 2008
                                                         -----------------

                        PZENA INVESTMENT MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  001-33761                20-8999751
----------------------------  ---------------------  ---------------------------
(State or Other Jurisdiction    (Commission File           (IRS Employer
      of Incorporation)              Number)            Identification Number)




        120 West 45th Street, New York, New York            10036
        ----------------------------------------          --------
        (Address of Principal Executive Offices)          Zip Code


    Registrant's Telephone Number, Including Area Code:     (212) 355-1600



          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act.

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 11, 2008, Pzena Investment Management, LLC (the "Company") entered into Amendment No.1 to its Credit Agreement, dated July 23, 2007, among the Company, as borrower, Bank of America, N.A., as administrative agent and L/C issuer, and the other lenders party thereto. The amendment changed a number of credit agreement provisions, including: (i) the minimum assets under management financial covenant was reduced from $20.0 billion to $15.0 billion; (ii) the minimum EBITDA financial covenant for each four quarter period was reduced from $60.0 million to $40.0 million; (iii) the capacity of the revolving credit facility was reduced from $20.0 million to $5.0 million; and (iv) the interest rate was increased from LIBOR plus 1.0% to LIBOR plus 1.5%. In addition, two mandatory prepayment provisions were added: (a) term loan amortization is now required beginning in any period when assets under management are less than $20 billion and ending when assets under management are greater than $21.5 billion and (b) an excess cash flow sweep is now required if assets under management are below $17.5 billion. As of this date, no loans are outstanding under the revolving credit facility; however, the company has a $1.8 million letter of credit outstanding. A copy of the amendment is furnished as Exhibit 99.1 to this Current Report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (d) Exhibits

99.1   Amendment No. 1 to Credit Agreement, dated as of February 11, 2008.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2008


                        PZENA INVESTMENT MANAGEMENT, INC.


                        By:  /s/ Wayne A. Palladino
                             ----------------------
                             Name: Wayne A. Palladino
                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                               Document
-----------                               --------

99.1                                      Amendment No. 1 to Credit Agreement,
                                          dated as of February 11, 2008.